SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 8, 2003
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                        1-8086                  06-0853856
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(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



6 Rubber Avenue, Naugatuck, CT                                          06770
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(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
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                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Item 4.  Change in Registrant's Certifying Accountant

         On October 8, 2003, General DataComm Industries, Inc. ("Company") was advised by its independent accountants, PricewaterhouseCoopers LLP ("PwC"), that PwC has declined to stand for reelection as the independent accountants of the General DataComm Industries, Inc. Retirement Savings and Deferred Profit Sharing Plan ("401(k) Plan").

         PwC's reports on the 401(k) Plan's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2002 and 2001 and through October 8, 2003, there were no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with their report on the 401(k) Plan's financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

         The Company is interviewing prospective independent accountants for retention with respect to the financial statements of the Company's 401(k) Plan for the fiscal year ended December 31, 2003.

         The Company has provided PricewaterhouseCoopers LLP with a copy of this Form 8-K and PricewaterhouseCoopers LLP has provided the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Company herein which is filed as an exhibit to this report.

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

Item 7.  Exhibits

         16.   Letter from PricewaterhouseCoopers LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       General DataComm Industries, Inc.
                                       ---------------------------------
                                                 (Registrant)



                                       By: /s/ WILLIAM G. HENRY
                                           ---------------------------
                                           William G. Henry
                                           Vice President and
                                           Principal Financial Officer


Dated: October 16, 2003


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